1 CAGNY CAGNY 2012 2012 Exhibit 99.2

2 Gary Rodkin Gary Rodkin CEO CEO

This presentation contains forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995.  These statements are based on management’s current views and assumptions of future events and financial performance and are subject to uncertainty and changes in circumstances.  The company undertakes no responsibility for updating these statements.  Readers of this presentation should understand that these statements are not guarantees of performance or results.  Many factors could affect the company’s actual financial results and cause them to vary materially from the expectations contained in the forward-
looking statements.  These factors include, among other things: availability and prices of raw materials, including any negative effects caused by inflation; the effectiveness of the company’s product pricing, including any pricing actions and promotional changes;
future economic circumstances; industry conditions; the company’s ability to execute its operating and restructuring plans; the success of the company’s innovation, marketing, and cost-saving initiatives; the competitive environment and related market conditions;
operating efficiencies; the ultimate impact of any product recalls; the company’s succes in efficiently and effectively integrating the company’s acquisitions; access to capital;
actions of governments and regulatory factors affecting the company’s businesses, including the Patient Protection and Affordable Care Act; the amount and timing of repurchases of the company’s common stock, if any; and other risks described in the company’s reports filed with the Securities and Exchange Commission.  The company’s cautions readers not to place undue reliance on any forward-looking statements included in this presentation, which speak only as of the date made.
Note on forward-looking statements

Today’s agenda
Today’s agenda
•
•
Gary Rodkin, CEO
Gary Rodkin, CEO
•
•
Recipe for Growth
Recipe for Growth
•
•
Customer Connect
Customer Connect
•
•
Innovation and marketing
Innovation and marketing
•
•
Supply chain
Supply chain
•
•
Algorithm and goals
Algorithm and goals
•
•
Capital allocation
Capital allocation

•
•
André
André
Hawaux,
Hawaux,
President
President
Consumer Foods
Consumer Foods
•
•
John Gehring, CFO
John Gehring, CFO

Company overview
Company overview

FY12 Operating Cash Flow
FY12 Operating Cash Flow
FY12 Debt/EBITDA**
FY12 Debt/EBITDA**
$1.3 billion* (est.)
$1.3 billion* (est.)
2X (est.)
2X (est.)
Current Annualized Dividend: $0.96 / share
Current Annualized Dividend: $0.96 / share
Current Dividend Yield:
Current Dividend Yield:
3.5%
3.5%
35%
35%
65%
65%
Consumer Foods
Consumer Foods
Commercial Foods
Commercial Foods
Fiscal 2012 sales: Approaching $13 billion (est.)
Fiscal 2012 sales: Approaching $13 billion (est.)
*Excludes any FY12 discretionary pension contributions
**The inability to predict the amount and timing of future items makes a detailed reconciliation of projections impracticable.

Our journey: entering phase 2
Our journey: entering phase 2
•
•
Phase 1
Phase 1
–
–
Operational progress
Operational progress
•
•
Organizational wiring
Organizational wiring
•
•
Culture
Culture
•
•
Cost structure
Cost structure
•
•
Marketing and innovation
Marketing and innovation
•
•
Balance sheet
Balance sheet
•
•
Portfolio
Portfolio
•
•
Phase 2
Phase 2
–
–
Leverage strong foundation
Leverage strong foundation
–
–
Our Recipe for Growth
Our Recipe for Growth

7

8

Platform
Platform
Sustainable growth
Sustainable growth
Core: drivers of success
Core: drivers of success

1. Innovation
1. Innovation
Significantly improved capabilities
Significantly improved capabilities
Insights = clarity + consistency of message
Insights = clarity + consistency of message
2. Pricing
2. Pricing
3. Marketing
3. Marketing

10 1. Innovation 1. Innovation Core: drivers of success Core: drivers of success Platform Platform Sustainable growth Sustainable growth

Core: drivers of success
Core: drivers of success

1. Innovation
1. Innovation
Significantly improved capabilities
Significantly improved capabilities
Insights = clarity + consistency of message
Insights = clarity + consistency of message
2. Pricing
2. Pricing
3. Marketing
3. Marketing
Platform
Platform
Sustainable growth
Sustainable growth

Core: drivers of success
Core: drivers of success

1. Innovation
1. Innovation
Significantly improved capabilities
Significantly improved capabilities
Insights = clarity + consistency of message
Insights = clarity + consistency of message
2. Pricing
2. Pricing
3. Marketing
3. Marketing
Platform
Platform
Sustainable growth
Sustainable growth

13 PAM commercial PAM commercial

14 Hebrew National commercial Hebrew National commercial

Marie Callender’s dessert pies Marie Callender’s dessert pies 15 FY12 YTD FY12 YTD Net Sales Net Sales 1 1 +27% +27% 1 June 2011 – December 2011

Sweet potatoes
Sweet potatoes

2000 2000 2011 2011
Sweet Potatoes: Consumption
Sweet Potatoes: Consumption
+52%
+52%
Source: USDA Economic Research Service, Source: USDA Economic Research Service,
November 11, 2011. November 11, 2011.
3.0
4.0
5.0
6.0
7.0

Whole grains
Whole grains

Whole Grain Growth, FY06 to FY11
Whole Grain Growth, FY06 to FY11
Source: Milling and Baking News, 07/26/11 Source: Milling and Baking News, 07/26/11
10,000,000
15,000,000
20,000,000
25,000,000
FY06 FY07 FY08 FY09 FY10 FY11
+10% CAGR
+10% CAGR

18

International markets
International markets
•
•
Commercial Foods primary markets
Commercial Foods primary markets
–
–
Europe, Canada, Latin America and Asia (includes JVs)
Europe, Canada, Latin America and Asia (includes JVs)
•
•
Consumer Foods primary markets
Consumer Foods primary markets
–
–
India
India
1 1
–
–
Mexico
Mexico
–
–
Canada
Canada
–
–
Caribbean
Caribbean

1 Consumer Foods’ market in India is through Agro Tech Foods Limited, an Indian publicly-held company in which ConAgra Foods owns a majority interest, and consolidates for GAAP accounting purposes.
Latin
Latin
America
America
Canada
Canada
Europe
Europe
India
India
1 1
Asia
Asia

Lamb Weston International
Lamb Weston International

In nearly 100 countries (includes JVs)
In nearly 100 countries (includes JVs)
Japan
Japan
China
China
Korea
Korea
Middle East
Middle East
Leader:
Leader:

Total international sales
Total international sales
Country performance:
Country performance:
12%
12%
83%
83%
51%
51%
Total International Sales
Total International Sales
$ Sales
$ Sales
increase vs.
increase vs.
year ago
year ago
FY12 YTD: June 2011 – December 2011

Lamb Weston FY12 YTD
Lamb Weston FY12 YTD
China/Hong Kong
China/Hong Kong
32%
32%
24%
24%
39%
39%
Australia
Australia
Singapore
Singapore
Taiwan
Taiwan
Malaysia
Malaysia

Lamb Weston international opportunity
Lamb Weston international opportunity
3.8 B
3.8 B 3.8 B
1.8 B
1.8 B 1.8 B
344 M
344 M 344 M
9.9 B
9.9 B 9.9 B
590 M
590 M 590 M
1.3 B
1.3 B 1.3 B
595 M
595 M 595 M
5.9 B
5.9 B 5.9 B
0.5 B
0.5 B 0.5 B
1.3 B
1.3 B 1.3 B
U.S. and Canada
U.S. and Canada
U.S. and Canada
Europe
Europe
Europe
Asia Pacific
Asia Pacific
Asia Pacific
Latin America
Latin America
Latin America
Middle East and Africa
Middle East and Africa
Middle East and Africa
= Population
= Population
= Pounds consumed
= Pounds consumed
27
27
lbs/cap
lbs/cap
10
10
lbs/cap
lbs/cap
<1
<1
lbs/cap
lbs/cap
2
2
lbs/cap
lbs/cap
<1
<1
lbs/cap
lbs/cap

Focus on key strategies
Focus on key strategies
•
•
Potato pizza innovation
Potato pizza innovation
–
–
Introduced in Korea ten years ago
Introduced in Korea ten years ago
–
–
Beyond Korea; carried by major
Beyond Korea; carried by major
pizza chains across Asia
pizza chains across Asia
–
–
Drives 10 million lbs. of business for
Drives 10 million lbs. of business for
Lamb Weston annually
Lamb Weston annually

Expanding original regional ideas
Expanding original regional ideas

International
International

India
India
Mexico
Mexico
Canada
Canada
Caribbean
Caribbean
Consumer Foods primary markets
Consumer Foods primary markets
1 Consumer Foods’ market in India is through Agro Tech Foods Limited, an Indian publicly-held company in which ConAgra Foods owns a majority interest, and consolidates for GAAP accounting purposes.
1

25 India

26 Canada

Canada: A leader in Frozen
Canada: A leader in Frozen
27
•
•
Growing share
Growing share
with 15-20% price premium
with 15-20% price premium
•
•
Most significant innovation
Most significant innovation
in a decade
in a decade
•
•
Strong retailer support
Strong retailer support
+2.5
0.0
+1.8
$ Share - Health & Wellness
27.7
24.4
23.9
28

24
22
Healthy Choice
Lean Cuisine
selections
Smart Ones
Source: Nielsen MarketTrack: National GB+DR+MM – Dollars – L52
Weeks Ending January 14, 2012 – Share of Single Serve Health &
Wellness

Del Monte Canada acquisition
Del Monte Canada acquisition

•
•
Acquisition pending;
Acquisition pending;
anticipate close in Q4 FY12
anticipate close in Q4 FY12
•
•
$150 million in sales
$150 million in sales
•
•
Tomatoes
Tomatoes
•
•
Vegetables
Vegetables
•
•
Fruit and fruit snacks
Fruit and fruit snacks

29

Private label: Growing and
Private label: Growing and
important to customers
important to customers
•
•
Consumer appeal
Consumer appeal
•
•
Retailers expanding offerings
Retailers expanding offerings
•
•
Strong market share potential
Strong market share potential

Focused
Focused
on
on
high
high
opportunity
opportunity
private
private
label
label
categories
categories

Great success in bars business
Great success in bars business

FY08 FY08 FY09 FY09 FY10 FY10 FY11 FY11 FY12 (est.) FY12 (est.)
250 250
220 220
190 190
160 160
130 130
100 100
Bars
Bars
business
business
trends
trends
–
–
net
net
sales
sales
FY08 –
FY08 –
FY12 (est.)
FY12 (est.)
+18%
+18%
CAGR
CAGR
Includes acquisitions

Recent acquisition: National Pretzel Company
Recent acquisition: National Pretzel Company

•
•
Sales approaching
Sales approaching
$200 million
$200 million
•
•
7% sales CAGR
7% sales CAGR
over 3 years
over 3 years
•
•
Salty snacks: strong
Salty snacks: strong
growth potential
growth potential

33

35

36 André Hawaux, President Consumer Foods

37

Consumer Foods growth focus 38 Total $ Margin Management

2011 Kantar PoweRanking ® report ConAgra Foods moves from #9 to 39 #8

•
•
Adopting best-in-class pricing and trade practices
Adopting best-in-class pricing and trade practices
•
•
Driving category growth
Driving category growth
•
•
Developing win-win multi-year joint business plans
Developing win-win multi-year joint business plans
•
•
Presenting ONE ConAgra Foods voice
Presenting ONE ConAgra Foods voice
Five key areas of focus
Five key areas of focus
•
•
Establishing customer P&Ls as key measurement
Establishing customer P&Ls as key measurement

Customer Connect strategies
Customer Connect strategies

Customer-facing organization redesign
Customer-facing organization redesign
New Customer Development capabilities
New Customer Development capabilities
Joint Business Planning
Joint Business Planning

Customer-facing redesign
Customer-facing redesign

One ConAgra Foods voice
One ConAgra Foods voice
Decision making closer to customer
Decision making closer to customer
“General business managers"
“General business managers"
Delivering growth and profit with valued solutions
Delivering growth and profit with valued solutions
across categories
across categories
Customer focused
Customer focused
Collaborative and simplified
Collaborative and simplified
Accountable
Accountable

Customer development capabilities
Customer development capabilities

Category Plan Commercialization
Category Plan Commercialization
Revenue Growth Management
Revenue Growth Management
Customer Insights and Analytics
Customer Insights and Analytics
Shopper Marketing
Shopper Marketing
In-Store Experience
In-Store Experience
Customer
Customer
and margin
and margin
impact!
impact!

Revenue Growth Management
Revenue Growth Management

Creatig one
centralized
team focused on holistic revenue growth
Establishing a
consistent
approach to pricing and trade
Employing
specialists
to deliver robust pricing and trade analytics
Building pricing mindset
across the organization

Pricing progress Pricing progress Q4 Q4 FY11 FY11 Q3 Q3 FY11 FY11 Q2 Q2 FY12 FY12 Q1 Q1 FY12 FY12 Indexed Net Realized Price Indexed Net Realized Price 45 100 100 104 104 104 104 105 105 95 100 105

Joint Business Planning (JBP) • Two-way dialogue with customers • Category growth focus • Strategic, multi-year planning • Tailored to customers’ specific needs • Engaging the full organization 46

+ 2% CAGR
+4% CAGR
+ 1.7 pts.
+ 3.1 pts.*
Frozen success

*IRI all outlet HH Panel dollar share SSM 52 week ending 6/29/2008 and 52 week ending 9/25/2011, FY12 Forecast
FY2008 to FY2011 progress
ConAgra Foods frozen success: $2.0 billion and growing
Volume
Net Sales
Gross Margin
Share

Frozen Recipe for Growth 48 Steaming MicroRite Tray Adjacencies MicroRite® (trademark and technology) is owned by Graphic Packaging International, Inc. (GPI)

Frozen desserts are a growing adjacency

• $2 billion category (retail $)
• Occasion/flavor innovation
• Distribution expansion
• Strategic acquisitions
• $50 million
+
CAG sales
growth over last 2 years
Frozen Pie Category & Share Trend
(All Outlet Dollars, 12-week Holiday Period)
Source: IRI All Outlets sales, 12-week period ending January 1, 2012
Total
Category
$171M
(+11%)
$153M
Competitors CAG
$111
$42
$60
Holiday 10 Holiday 11
$111

50 Marie Callender’s/Reddi-wip

Healthy Choice Greek Frozen Yogurt • Deliciously thick and creamy • Made with healthy ingredients like real fruit and yogurt cultures • Perfectly portioned at only 100 calories 51

Health and nutrition bars 52 • 20 SKUs • 1150 Stores • Strong takeaway • 8 SKUs • All divisions • April 2012 ship date

Customer Connect transformation
Customer Connect transformation

Tactical pricer
Tactical pricer
Multiple brand languages
Multiple brand languages
Sales quota driven
Sales quota driven
ONE ConAgra Foods voice
ONE ConAgra Foods voice
From
From
To
To
Multi-year strategic plans
Multi-year strategic plans
Category growth focus
Category growth focus
Strategic pricing and trade
Strategic pricing and trade
Short-term plans
Short-term plans
Brand-centric
Brand-centric
P&L focused sales leaders
P&L focused sales leaders

Cost savings ($ in millions)
Cost savings ($ in millions)
About $1.7 billion in savings delivered since beginning of initiatives in FY07
About $1.7 billion in savings delivered since beginning of initiatives in FY07
“Fuel”
“Fuel”
driven cost reductions
driven cost reductions
•
•
Supplier collaboration
Supplier collaboration
•
•
Complexity reduction
Complexity reduction
•
•
Plant optimization
Plant optimization
•
•
Network optimization
Network optimization
•
•
Leverage SAP
Leverage SAP
•
•
Base productivity
Base productivity
$275
$240
$300 $300
$280
$275
FY07 FY08 FY09 FY10 FY11 FY12 (est.)

Supply Chain commitments FY13-15
Supply Chain commitments FY13-15
World
Class
Safety
99%
Launch
Fill Rate
Top 3
Kantar
Supply
Chain
18%
Cash
Conversion
Cycle
Improvement
100%
TEAM COMMITMENT
Uncompromised
Food Safety &
Quality
$200-250MM
Annual
Cost
Reductions

Food safety recognition
• SQFI 2011 Quality Achievement Award Manufacturer of the Year
• Strong food safety culture driven by
– Leadership and employee commitment
– Behaviors, training and education
– Policies and procedures
– Recognition
– Investment

Consumer Foods growth focus 57 Total $ Margin Management

58 John Gehring CFO ConAgra Foods

Long-term goals
•
Sales growth of 3% annually
•
EPS* growth of 6-8% annually
•
ROIC* of 13-14%

*EPS and ROIC guidance discussed in this presentation has been adjusted for items impacting comparability. EPS guidance is based on diluted EPS, adjusted for items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of projections impracticable.

Financial priorities 1. Strong earnings and cash flows 2. Healthy balance sheet and strong liquidity 3. High-return capital allocation with top-tier dividend 60

61 Operating cash flow Operating Cash Flow (continuing operations) *Excludes any FY12 discretionary pension contributions $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 FY 08 FY09 FY10 FY11 FY12* (est.)

Cash flow
• EPS: Long-term EPS* growth
of 6-8% annually
• Working capital efficiency
• Capital expenditures
– Approximately $450 million/year
FY13-15
– Focused on growth and cost
reduction
*Diluted EPS, adjusted for items impacting comparability
Target Operating
Cash Flows
$1.2 to $1.4 billion
per year for the
next 3 fiscal years

Healthy balance sheet
and strong liquidity
• Strong investment grade credit rating
• Strong liquidity, improved financial flexibility
– Over $700 million of cash at end of Q2 FY12
– Continued access to commercial paper markets
– $1.5 billion revolving credit facility in place for 5 years
– Manageable debt maturities

Debt-to-Capital
Debt/EBITDA*
42.4%
2.5x
41.4%
2.2x
40.7%
1.8x
FY09 FY09 FY10 FY10 FY11 FY11
38%
2.0x
FY12 (est.) FY12 (est.)
*See Appendix for Regulation G reconciliation. For FY12 estimate, the inability to predict the amount and timing of future items makes a detailed reconciliation of projections impracticable.

Capital allocation:
Dividends & organic growth
• Dividend payout: Top tier
• Growth and profit
enhancement investments
– New product and
capacity expansion
– Supply Chain efficiency
Dividends &
Organic Growth

Capital allocation:
M&A process guidelines
Category upside / position within category
Customer need / relationships
Potential for ConAgra Foods to improve through:
– Innovation
– Supply chain
– Distribution
Operating leverage/scale
Organic sales growth potential
Margin structure
EPS contribution
ROIC
Strategic fit
Financial fit
Acquisitions
Right assets / Right growth potential / Right price

Capital allocation: Share repurchase • Recently increased program by $750 million • As of Q2 earnings release (12/20/11): $780 million remaining Share Repurchase 66

Fiscal 2012: Confirming guidance
• Low- to mid-single digit EPS growth over $1.75* in FY11
• Second-half expectations:
– Y-O-Y growth concentrated in Q4
– Toughest inflation headwinds in Q3
• Consumer Foods inflation    10% for full fiscal year
• Operating cash flow (continuing operations):    $1.3B**

*Diluted EPS, adjusted for items impacting comparability.  See Appendix for Regulation G reconciliation.
**Excludes any FY12 discretionary pension contributions

•
Sales growth of 3% annually
•
EPS* growth of 6-8% annually
Margin improvement
Operating leverage
Capital allocation
•
ROIC* of 13-14%
*EPS and ROIC guidance discussed in this presentation has been adjusted for items impacting comparability. EPS guidance is based on diluted EPS, adjusted for items impacting comparability. The inability to predict the timing and amount of future items impacting comparability makes a detailed reconciliation of projections impracticable.

Long-term goals

Summary
1. Focus: strong earnings and cash flow, healthy balance
sheet and liquidity, and high-return capital allocation
2. Cash flow expected to support strong dividend and
investments to drive sustainable business model
3. FY12 EPS* on track
4. Committed to EPS* growth of 6-8% long-term

*Diluted EPS, adjusted for items impacting comparability. See Appendix for Regulation G reconciliation.

70 CAGNY 2012

Appendix 71

Appendix: Regulation G

Reconciliation of FY11 diluted earnings per share, adjusted for items impacting comparability.  Amounts may be impacted by rounding.
FY11 Diluted EPS
Total FY11
Diluted EPS from continuing operations $     1.90
Items impacting comparability:
Expense related to restructuring charges 0.08
(Benefit) related to unallocated mark-to-market impact of derivatives (0.05)
(Benefit) related to receipt of insurance proceeds from Garner, N.C., accident (0.15)
(Benefit) of gain on early repayment of Trading & Merchandising divestiture-related PIK note (0.04)
Rounding 0.01
Diluted EPS adjusted for items impacting comparability $     1.75

Appendix: Regulation G

Reconciliation of  EBITDA to Income from continuing operations before income taxes and equity method investment earnings
EBITDA: Income from continuing operations before income taxes, equity method investment earnings, depreciation and amortization.
Fifty-two Weeks
Ended
Fifty-two Weeks
Ended
Fifty-two Weeks
Ended
(Dollars in millions) Q4 FY11 Q4 FY10 Q4 FY09
EBITDA $             1,763.3 $          1,565.9 $              1,399.2
Items excluded from EBITDA:
Interest expense, net 177.5 160.4 186.0
Depreciation and Amortization 360.9 324.1 304.9
Income from continuing operations before income taxes
and equity method investment earnings
$             1,224.9 $          1,081.4 $                  908.3
EBITDA is not a measure of financial performance under GAAP and should not be considered as a substitute of Income from continuing operations before income taxes and equity method investment earnings.  However, management believes
EBITDA may provide additional information with respect to the ConAgra Foods' cash generating capacity and its ability to meet its future debt service. Because EBITDA excludes some, but not all, items that affect net income and the definition of
EBITDA may vary among other companies, the EBITDA measure presented by ConAgra Foods may not be comparable to
EBITDA measures of other companies.

Consumer Foods COGS
Major components
$1.4 B
$1.4 B
$4.1 B
Logistics
Manufacturing
Procurement
$0.7 B
COGS base
% of procurement spend by
commodity class (current FY12 est.)
$6.2 B
Proteins
Fats & oils
Dairy
Grains and other ingredients
Seeds and nuts
Fruits, vegetables, legumes
Sweeteners, starches, other
Packaging
Energy
22%
13%
5%
10%
5%
8%
6%
29%
2%